SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report November 17, 2003 (Date of earliest event reported)

D E E R E & C O M P A N Y
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)

1-4121 (Commission File Number)

36-2382580 (IRS Employer Identification No.)

One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)

(309)765-8000 (Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Item 9.	Regulation FD Disclosure

Deere & Company One John Deere Place Moline, IL 61265 USA Phone: 309-765-8000 www.deere.com

DEERE TO BROADCAST EARNINGS CONFERENCE CALL ON WEBSITE

     MOLINE, IL -- (17 November 2003) Deere & Company today said that its fourth-quarter earnings conference call would be broadcast over the Internet on Tuesday, November 25, beginning at 9:00 a.m. CST. Hosting the call will be Marie Ziegler, vice president of investor relations, and Greg Derrick, manager of investor communications. They will discuss the quarter's financial and operating performance with analysts, investors and other members of the financial community.

The conference call can be accessed at www.deere.com/confcall. An archived version will be available on the Deere website for a period of time afterward.

The Deere earnings release, and other financial information referred to in the conference call, can be accessed at www.deere.com/financialreports.

     John Deere is the world's foremost producer of agricultural equipment as well as a leading manufacturer of construction, forestry, and commercial and consumer equipment. The company also provides credit, special technology, and managed health-care products and services.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ JAMES H. BECHT James H. Becht Secretary

Dated: November 17, 2003